UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2018

Arena Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31161	23-2908305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6154 Nancy Ridge Drive, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 453-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides. Arena Pharmaceuticals® and Arena® are registered service marks of Arena Pharmaceuticals, Inc.

Item 8.01 Other Events.

On March 31, 2018, we and our subsidiary Arena Pharmaceuticals GmbH (“Arena GmbH”) completed the transaction (the “Closing”) contemplated by the Asset Purchase Agreement dated March 9, 2018 (the “Sale Transaction”) with Siegfried Pharma AG (“Siegfried Pharma”) and Siegfried AG, subsidiaries of Siegfried Holding AG, as previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2018. Pursuant to the Sale Transaction, Arena GmbH sold and assigned to Siegfried Pharma, and Siegfried Pharma purchased and assumed from Arena GmbH, certain drug product finishing facility assets and know-how, including fixtures, equipment, other personal property and real estate assets located in Zofingen, Switzerland and related contracts and certain related liabilities. In connection with the Sale Transaction, all of Arena GmbH’s approximately 50 current employees transferred to Siegfried Pharma.

Also in connection with the Closing, (i) Arena GmbH assigned to Siegfried Pharma the Supply Agreement, dated as of December 28, 2016, by and among Arena GmbH, Eisai Inc. and Eisai Co., Ltd., which was filed as Exhibit 10.53 to Amendment No. 1 to our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on May 5, 2017 and (ii) the amendment to the Transaction Agreement dated as of December 28, 2016, by and among Arena’s subsidiary 356 Royalty Inc., Eisai Inc. and Eisai Co., Ltd., which was filed as Exhibit 10.52 to our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 15, 2017, became effective. For the avoidance of doubt, the Transaction Agreement, as amended, has not been assigned as part of the Sale Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 2, 2018	Arena Pharmaceuticals, Inc.

	By:	/s/ Amit D. Munshi
Amit D. Munshi
President and Chief Executive Officer